Exhibit 10.42

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "AGREEMENT") is made as of the 13th day of June, 2002 by and between Intercallnet, Inc., a Florida corporation (the "PLEDGOR"), and Stanford Venture Capital Holdings, Inc., a Delaware corporation (the "SECURED PARTY").

                                    RECITALS

         A. The Secured Party, in its capacity as lender, and the Pledgor have entered into that certain Loan Agreement of even date herewith (said agreement, as amended from time to time, the "LOAN AGREEMENT").

         B. Pursuant to the Loan Agreement, the Secured Party agreed to make a loan (the "LOAN") to the Pledgor in the principal amount of up to US$1,500,000 (the "LOAN").

         C. The Pledgor is authorized to pledge the Collateral (as defined below) as collateral for the obligations of the Pledgor under the Loan and each of the Loan Documents (as defined below).

         D. As a condition precedent to the Secured Party's making the Loan, the Secured Party has further required that the Pledgor execute and deliver this Agreement to the Secured Party to secure the prompt and complete performance by the Pledgor of all of its obligations under the Loan and each of the Loan Documents (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RECITALS. The above recitals are true and correct and are hereby, by this reference, incorporated into this Agreement in their entirety.

         2. DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement, shall have the respective meanings given to them either in the
(i) Loan Agreement, or (ii) the Florida Uniform Commercial Code.

         3. THE COLLATERAL. For value received, the undersigned, the Pledgor, hereby pledges, assigns and grants to the Secured Party, with full recourse to the Pledgor and subject to the provisions of this Agreement, a security interest in the following described property (the "COLLATERAL"):

                  (i) all of the capital stock, including, without limitation, all common stock and preferred stock, and other securities of Inter-call-net Teleservices, Inc. ("INTERCALLNET TELESERVICES") owned by the Pledgor; and

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                  (ii) all proceeds and products of the foregoing, in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, trust agreements, negotiable instruments, chattel paper and other instruments for the payment of money, as well as the further proceeds thereof.

         4. THE OBLIGATIONS. The Collateral secures all Obligations of Pledgor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by Pledgor to the Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Secured Party.

         5. REPRESENTATIONS, WARRANTIES AND COVENANT. The Pledgor acknowledges and agrees that the Secured Party is relying on the representations, warranties and covenants in the Loan Documents as a condition precedent to the Secured Party's extension of the Loan and that all such representations, warranties and covenants shall survive the execution and delivery of the Loan Documents, and any bankruptcy, insolvency or similar proceedings. The Pledgor hereby represents and warrants to the Secured Party and covenants for the benefit of the Secured Party as follows:

                  (a) The Pledgor is (and with respect to all Collateral acquired hereafter shall be) the sole legal and equitable owner of the Collateral free from any adverse claim, lien, security interest, encumbrance or other right, title or interest of any person, except for the security interest created hereby. The interest granted hereby in the Collateral is a first priority security interest. The Pledgor has the right and power to grant a security interest in the Collateral to the Secured Party without the consent of any other person, entity or governmental body, agency or authority of any kind, and the Pledgor shall at the Pledgor's expense defend the Collateral against all claims and demands of all persons at any time claiming the Collateral or any interest therein adverse to the Secured Party. So long as any Obligation to the Secured Party is outstanding, the Pledgor will not without the prior written consent of the Secured Party grant to any person a security interest in any of the Collateral or permit any lien or encumbrance to attach to any of the Collateral, or suffer or permit any levy or garnishment, or attachment to be made on any part of the Collateral, or permit any financing statement to reflect an interest in any part of the Collateral, except that of the Secured Party to be on file with respect thereto. The Collateral is freely assignable to the Secured Party. The capital stock of Intercallnet Teleservices, Inc. owned and pledged by Pledgor hereunder represents 100% of the total outstanding capital stock of Intercallnet Teleservices.

                  (b) Without the prior written consent of the Secured Party, the Pledgor shall not sell, transfer, assign, convey or otherwise dispose of its interest in the Collateral, nor enter into any contract or agreement to do so.


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                  (c) The Pledgor shall execute, perform and deliver all
documents and instruments as may be necessary to effectuate this Agreement, including without limitation the execution, performance and delivery of any and all documents necessary to perfect the Secured Party's security interest in and to the Collateral.

                  (d) The Pledgor agrees to indemnify and hold harmless the Secured Party and its Affiliates and officers, directors, employees, agents, and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense results from such Indemnified Party's gross negligence or willful misconduct. The Pledgor shall pay any documentary stamp taxes, intangible taxes or other taxes (except for federal or Florida franchise or income taxes based on the net income of the Secured Party) which may now or hereafter apply to the Collateral or any of the Loan Documents, and the Pledgor agrees to indemnify and hold the Secured Party harmless from and against any liability, costs, attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. All sums payable by the Pledgor under this subparagraph are and shall be secured by the Collateral.

                  (e) The execution and delivery of this Agreement does not and shall not (A) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Pledgor, nor (B) result in a breach of, or constitute a default under, any treaties, conventions, charters, constitution, declaration, law, rule, regulation, statute order, decree, indenture, bond, mortgage, lease, instrument, credit agreement, undertaking, contract or other agreement to which the Pledgor is a party or by which the Pledgor and its properties may be bound or affected. This Agreement constitutes the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by limitations under equitable principles governing the availability of equitable remedies.

                  (f) The Pledgor has full power and authority under such laws to pledge the Collateral as collateral for the prompt and unconditional payment and performance of the Obligations.

                  (g) If required by the Secured Party, the Pledgor shall deliver to the Secured Party, to be applied against the Obligations, whether or not matured, in any manner deemed appropriate by the Secured Party, any profits, surplus, distributions, interest payments or other monies payable at any time to the Pledgor promptly upon the Pledgor's receipt thereof and in the form received. Pending such delivery, the Pledgor shall hold such sums in trust for the Secured Party and shall not commingle the same with the Pledgor's other funds. If any such dividend, interest payment or other monies shall be evidenced by a check, draft or other instrument, the Pledgor shall endorse the same to the order of the Secured Party, to be applied against the Obligations, whether or not matured, in any manner deemed appropriate by the Secured Party.


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                  (h) The Pledgor shall pay when due all taxes or other
governmental charges whatsoever levied against the Collateral and all assessments upon the Collateral other than taxes, assessments or charges being contested in good faith by the Pledgor by appropriate proceedings diligently pursued, and the Pledgor shall pay any tax which may be levied on or assessed against the Loan Documents.

         6. RIGHTS OF SECURED PARTY. The Pledgor agrees with and for the benefit of the Secured Party that:

                  (a) The Secured Party shall have the right (but not the obligation) at its option to discharge or pay any taxes, assessments, liens, security interests or other encumbrances at any time levied or placed on or against the Collateral. Any amount so paid or advanced by the Secured Party shall be secured by the Collateral and shall be repayable by the Pledgor on demand.

                  (b) The Secured Party may sign and file financing statements, security agreements, recording instruments or other documents or amendments thereto with respect to the Collateral without the signature of the Pledgor, all at the Pledgor's sole expense, and the Pledgor shall reimburse the Secured Party on demand for any costs advanced or incurred by the Secured Party in connection therewith.

                  (c) The Secured Party shall have such other rights as are provided to secured parties under applicable law, including, without limitation, the Florida Uniform Commercial Code.

                  (d) The Secured Party may take control of any Proceeds of the Collateral at any time and may at its option apply any cash Proceeds of the Collateral (including without limitation any insurance proceeds or amounts payable in any lawsuit on account of the Collateral) to the payment of the Obligations, whether or not matured, in any manner deemed appropriate by the Secured Party.

                  (e) The Pledgor hereby irrevocably constitutes and appoints the Secured Party its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Secured Party's or the Pledgor's name, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to or in connection with the Collateral; to endorse checks, drafts, orders and other instruments for the payment of money representing dividends or other distribution with respect to or in connection with the Collateral or any part thereof and to give full discharge for the same; to settle, compromise, prosecute or defend any action, claim or proceeding with respect to the Collateral; and to sell, assign, endorse, pledge, transfer and make any agreements respecting, or otherwise deal with, the Collateral.

         7. EVENT OF DEFAULT. For purposes of this Agreement, an "EVENT OF DEFAULT" shall exist hereunder if there shall exist an Enforcement Event (as defined in the Loan Agreement) pursuant to the Loan Agreement.


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

         8. RIGHTS AND REMEDIES ON DEFAULT. If any Events of Default shall occur under any of the Loan Documents, then the Secured Party, in its sole discretion and without prior notice to the Pledgor, may at any time and from time to time during the continuation thereof take any or all of the following actions:

                  (a) foreclose the Secured Party's security interest(s) in any or all of the Collateral as provided by law;

                  (b) sell, resell, discount or dispose of all or any portion of the Collateral, or endorse, assign and convey the same to any third party;

                  (c) require the Pledgor to assemble the Pledgor's books, records, files, papers and other data pertaining to the Collateral and deliver them to the Secured Party at the Pledgor's expense to a place designated by the Secured Party; or

                  (d) exercise any and all rights and remedies with respect to the Collateral which the Secured Party may enjoy as a secured party under the Loan Documents, the Florida Uniform Commercial Code or any applicable law or regulation.

All rights, remedies and powers granted to the Secured Party in this Agreement or by applicable law shall be cumulative and may be exercised singularly or concurrently on one or more occasions. No delay in exercising or failure to exercise any of the Secured Party's rights or remedies shall constitute a waiver thereof, nor shall any single or partial exercise of any right or remedy by the Secured Party be effective unless made in writing and signed by the Secured Party, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

         9. SALE OF THE COLLATERAL. With respect to any sale or disposition of any of the Collateral, whether made under the power of sale in this Agreement, under any applicable provisions of the Florida Uniform Commercial Code or other applicable law, or under judgment or order or decree in any judicial proceeding for the foreclosure of the Secured Party's security interest or involving the enforcement of this Agreement:

                  (a) The Collateral may be sold, resold, assigned or delivered, at the same or at different times, at public or private sale for cash or on credit or for other property, for immediate or future delivery, and at such price and on such terms as the Secured Party may determine in its sole discretion, so long as such disposition is commercially reasonable.

                  (b) The Secured Party agrees to give the Pledgor not less than five (5) days prior written notice of the time and place of any non-judicial public sale of the Collateral and not less than five (5) days prior written notice of the date after which the Secured Party will effect a private sale of the Collateral. The Pledgor hereby waives any and all other demands, advertisements or notices except as required by law. Any public sale of any of the Collateral shall be held at such place or places as the Secured Party may state in the notice or publication (if any) of such sale.


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

                  (c) The Secured Party shall not be obligated to sell any of the Collateral if it determines not to do so, notwithstanding that notice of a sale of such Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made, without further notice, at the time and place identified in such announcement.

                  (d) A sale of the Collateral shall divest all right, title, interest, equity, redemption, claim and demand whatsoever of the Pledgor in and to the Collateral sold and shall be a perpetual bar both at law and in equity against the Pledgor and the Pledgor's successors and assigns, and against any and all persons claiming or who may claim all or any part of the Collateral from, through or under any of them.

                  (e) The Secured Party may, to the fullest extent permitted by applicable law, bid for and purchase the Collateral in a commercially reasonable manner, and upon compliance with the terms of sale may hold, retain and possess and dispose of the same in its own absolute right.

                  (f) To the fullest extent permitted by law, the Pledgor hereby waives any claims against the Secured Party arising with respect to any decrease in the market value of the Collateral during the period held for sale, or arising by reason of the possibility that the price at which the Collateral may have been sold was less than the price that might have been obtained had the sale been otherwise effected.

                  (g) The Secured Party shall have no obligation whatsoever to resort first to any other security which the Secured Party may hold for the Obligations. The Secured Party shall not incur any liability to the Pledgor as a result of the sale of any Collateral at any private sale conducted in a commercially reasonable manner, or as a result of any failure to sell or offer for sale the Collateral for any reason whatsoever or to exercise any other right, privilege, option or power to the fullest extent permitted by law granted to the Secured Party hereunder.

                  (h) After deducting all costs and expenses of every kind for taking, retaking, care, safekeeping, collecting, holding, preparing for sale, selling, delivering and the like (including legal costs, insurance, commission for sale, and reasonable attorney's fees) and all other charges against the Collateral, the Secured Party shall apply the residue of the proceeds of any such sale or other disposition against any and all amounts remaining unpaid under the Obligations, all in such order of priority as the Secured Party may determine in its sole discretion.

         10. RIGHTS OF PLEDGOR AND SECURED PARTY.
             ------------------------------------

                  (a) Before Event of Default. Prior to the occurrence of an Enforcement Event:

                           (i) Voting. Pledgor shall be entitled to exercise any
and all voting and other consensual rights arising under the Collateral, or any portion thereof, for any purpose not inconsistent with the terms of any of the Loan Documents.


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

                           (ii) Dividends; Distributions. Pledgor shall be
entitled to receive and retain any and all dividends, distributions and interest, declared, distributed or paid, with respect to the Collateral, or any portion thereof, provided, however, that any and all (i) dividends, distributions and interest paid or payable other than in cash; (ii) instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, the Collateral, or any portion thereof; (iii) dividends and other distributions paid or payable in cash with respect to the Collateral, or any portion thereof, in connection with (1) a partial or total liquidation or dissolution, or (2) a reduction of capital, capital surplus or paid-in-surplus; and (iv) cash paid, payable or otherwise distributed in respect of principal, or redemption of, or in exchange for, the Collateral, or any portion thereof; shall be forthwith delivered to Secured Party to hold as Collateral and shall, if received by Pledgor, be (x) received in trust for the benefit of Lender, (y) segregated from all other property or funds of Pledgor, and (z) forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary documents, endorsements or assignments in blank with guaranteed signature(s)).

                  (b) After Event of Default. Upon the occurrence and during the continuation of an Enforcement Event:

                           (i) Voting. All rights to Pledgor to (i) exercise
voting and other consensual rights which Pledgor would otherwise be entitled to exercise, pursuant to Section 10(a)(i), and (ii) receive dividends and interest payments which Pledgor would otherwise be authorized to receive and retain, pursuant to Section 10(a)(ii), shall cease, and all such rights shall thereupon become absolutely vested in the Secured Party. The Secured Party shall thereafter have the sole and absolute right to exercise all voting and other consensual rights, and to receive and hold as Collateral all such dividends and interest payments, without any further notice to, or consent of, Pledgor.

                           (ii) Dividends Held In Trust. All dividends,
distributions and interest payments which are received by Pledgor contrary to the provisions of Section 10(b)(i) shall be (i) received in trust for the benefit of the Secured Party, (ii) segregated from other property or funds of Pledgor, and (iii) forthwith delivered to the Secured Party as Collateral in the same form as received (with any necessary documents, endorsements or assignments in blank with guaranteed signatures).

                           (iii) Sale of Collateral. The Secured Party may
exercise in respect of the Collateral and in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Florida Uniform Commercial Code. The Secured Party may also, without notice, except as specified below, sell the Collateral, or any part thereof, in one or more blocks at public or private sale, at any exchange or otherwise or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, five (5) days notice to Pledgor of the time and place of any public sale or private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn to make any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.


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

                           (iv) Application of Proceeds. Any cash held by the
Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon the Collateral, or any portion thereof, may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Loan, in such order as Secured Party shall elect.

         11. THE SECURED PARTY'S RIGHTS. At any time and from time to time, the Secured Party shall have the right, in its discretion and with notice to Pledgor, to transfer to or to register in the name of the Secured Party, or any of the Secured Party's nominees, the Collateral, or any portion thereof, provided, however, that Pledgor shall continue to be the beneficial owner of any Collateral transferred to or registered in the name of the Secured Party, or the Secured Party's nominees, prior to occurrence of an Enforcement Event. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral, or any portion thereof, for certificates or instruments of smaller or larger denominations.

         12. WAIVER OF RIGHTS. To the fullest extent permitted by law, the Pledgor hereby waives notice, demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Pledgor liable with respect to the Obligations.

         13. BINDING EFFECT. The terms of this Agreement shall inure to the benefit of the Secured Party and its successors and assigns and shall be binding upon the Pledgor and the Pledgor's permitted successors and assigns.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to conflict or choice of law principles.

         15. WAIVER OF NOTICE. The Pledgor hereby waives notice of non-payment of any of the indebtedness due under the Loan Agreement, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein or otherwise required by law.

         16. CONSENT TO JURISDICTION; PROCESS AGENT.

                  (a) The Pledgor hereby irrevocably submits to the exclusive jurisdiction of any of the federal and state courts in the State of Florida. in any action or proceeding arising out of or relating to the Loan Documents, and the Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any court of competent jurisdiction in the State of Florida.


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

                  (b) The Pledgor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing via certified mail of copies of such process to the Pledgor at its address set forth on the signature page hereof or at such other address as shall be designated by the Pledgor in writing to the Secured Party.

                  (c) Nothing in this Section shall affect the right of the Secured Party to serve legal process in any other manner permitted by law or affect the right of the Secured Party to bring any action or proceeding against the Pledgor or its property in the courts of other jurisdictions.

         17. CONSENT TO VENUE. The Pledgor hereby irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Loan Documents and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, the Pledgor specifically acknowledges that Miami-Dade County, Florida, is a proper venue for the Secured Party to bring suit against the Pledgor pursuant to the Loan Documents.

         18. NO DEFENSE TO SETOFF. If the Pledgor has any claims, defenses or rights against the Secured Party, it may nevertheless not delay, suspend or cancel its performance of its obligations to the Secured Party under any of the Loan Documents, or the right of the Secured Party to setoff or seize the Collateral, on account thereof.

         19. DELAY. No delay or omission on the Secured Party's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

         20. JURY WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO. EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

         21. TERMINATION. The Loan Documents shall continue to be in full force and effect until the Loan has been indefeasibly paid in full to the Secured Party in immediately available funds in United States Dollars and all other Obligations. Notwithstanding the above, the representations and warranties contained in the Loan Documents and the indemnity provisions herein shall survive the repayment of the Loan.


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

         22. ENTIRE UNDERSTANDING. The Loan Documents and the documents executed concurrently herewith contain the entire understanding between the Pledgor and the Secured Party and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the duly authorized officers of the Pledgor and the Secured Party.

         23. AMENDMENTS AND FURTHER UNDERSTANDINGS. The Secured Party and the Pledgor may from time to time amend this Agreement or any of the other documents relating hereto or enter into written supplemental agreements; all such amendments must be in writing and signed by both parties hereto.

         24. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Pledgor, the Secured Party, all future holders of the Note and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations under the Loan Documents without the prior written consent of the Secured Party.

                  (b) The Secured Party may sell, assign or transfer all or any part of its rights under any of the Loan Documents.

         25. INDEMNITY. In relation to this Agreement and the transactions contemplated herein, the Pledgor shall indemnify the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel, whether or not suit is ever brought): (1) which may be imposed on, incurred by, or asserted against the Secured Party in any litigation, proceeding or investigation instituted or conducted by any governmental agency of the United States or any other person as a result of the Secured Party entering into the Loan Documents; (2) in all efforts made by the Secured Party to enforce payment of any of the Obligations or effect collection of any Collateral; (3) in connection with the entering into, modification, amendment, administration and enforcement of the Loan Documents or any consents or waivers hereunder and all related agreements, documents and instruments or (4) in connection with the custody or preservation of, or other realization upon, any of the Collateral hereunder. The Secured Party shall advise the Pledgor of any of the above-mentioned actions. Notwithstanding the foregoing, the Pledgor shall not indemnify the Secured Party for claims that relate directly to the gross negligence or willful misconduct of the Secured Party.

         26. NOTICE. Any notice or request hereunder maybe given to the Pledgor or to the Secured Party, by certified mail, overnight courier, or telefax (return receipt or evidence of receipt requested), at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section.


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


                                      Stanford Venture Capital Holdings, Inc.
If to Secured Party:                  6075 Poplar Avenue, Suite 202
                                      Memphis, Tennessee 38119
                                      Attention:  Chief Executive Officer

                                      Stanford Financial Group
With a copy to:                       5050 Westheimer
                                      Houston, Texas 77056
                                      Attention:  Office of the General Counsel

                                      Hunton & Williams
And a copy to:                        Barclays Financial Center
                                      1111 Brickell Avenue, Suite 2500
                                      Miami, Florida 33131
                                      Attention:  Alberto M. Hernandez
                                      INTERCALLNET, INC.
If to Pledgor:                        6340 NW 5th Way
                                      Fort Lauderdale, FL 33309
                                      Attention: Scott Gershon


                                      Campo & Associates
With a copy to:                       825 Third Avenue, 30th Floor
                                      New York, NY  10022
                                      Attention:  Benjamin Campo, Esq.

         27. SEVERABILITY. If any part of this Agreement is contrary to or deemed invalid under any applicable law, such provision shall be inapplicable and deemed omitted to the extent so contrary or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect to the maximum extent possible.

         28. COOPERATION. The Pledgor and the Secured Party agree to take all actions reasonably necessary or convenient to effectuate the purposes of this Agreement, including without limitation, to execute and deliver any documents which the Secured Party deems necessary or convenient.

         29. HEADINGS. Section and Article headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

         WITNESS THE DUE EXECUTION HEREOF by Pledgor as of the 13th day of June, 2002.

WITNESS:                                                  PLEDGOR:

                                                          INTERCALLNET, INC., A FLORIDA
                                                          CORPORATION


                                                          By: /s/ Scott Gershon
----------------------------------                            -----------------
                                                          Name: Scott Gershon
                                                          Title: Chief Executive Officer
----------------------------------


WITNESS:                                                  SECURED PARTY:

                                                          STANFORD VENTURE CAPITAL
                                                          HOLDINGS, INC., A DELAWARE CORPORATION


                                                          By: /s/ James M. Davis
----------------------------------                            ------------------
                                                          Name: James M. Davis
                                                          Title: President
----------------------------------

                                   EXHIBIT "A"


                                     [NOTE]

                                   EXHIBIT "B"





                                [LOAN AGREEMENT]